UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 13, 2019

DEXCOM, INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51222			33-0857544
(Commission File Number)			(IRS Employer Identification No.)

6340 Sequence Drive	San Diego,	CA	92121
(Address of Principal Executive Offices)			(Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
________________________________________________________________________________________________________________________

Item 5.02	Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on September 13, 2019, the Board of Directors (the “Board”) of DexCom, Inc. (“Dexcom”) elected Bridgette P. Heller to fill a vacancy on the Board as a Class I director. Ms. Heller shall hold office for a term expiring at the 2021 Annual Meeting of DexCom’s stockholders, which is the next stockholder meeting at which Class I directors will be elected.

There is no arrangement or understanding between Ms. Heller and any other persons pursuant to which Ms. Heller was selected as a director. Ms. Heller is not a party to and does not have any direct or indirect material interest in any transaction with DexCom required to be disclosed under Item 404(a) of Regulation S-K. The Board determined that Ms. Heller qualifies as an independent director pursuant to the Securities Act of 1933, as amended, and the listing standards of the Nasdaq Stock Market, in each case as currently in effect. Ms. Heller also entered into DexCom’s standard form of indemnity agreement for its directors and executive officers, which was filed as Exhibit 10.50 to DexCom’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on February 21, 2019. Following the recommendation of the Nominating and Governance Committee of the Board, on September 12, 2019, the Board appointed Ms. Heller to serve as a member of the Compensation Committee of the Board, and, in connection therewith, Mark Foletta ceased to serve as a member of the Compensation Committee, in each case, effective immediately.

Consistent with DexCom’s non-employee director’s compensation policy for non-employee directors, upon appointment, Ms. Heller was granted an initial retainer grant of restricted stock units with a fair value of $500,000, vesting annually over the three years following the date of grant. Ms. Heller will also receive the customary annual compensation paid to non-employee directors on or around the annual stockholder meeting in the form of a grant of restricted stock units with a fair value of $300,000, vesting on the earlier of the date of the next annual stockholder meeting or one year from the date of grant. In addition, as a non-chair member of the Compensation Committee, she will be paid an additional retainer grant of restricted stock units with a fair value of $10,000, vesting on the earlier of the date of the next annual stockholder meeting or one year from the date of grant. The grants will each be issued under the DexCom Amended and Restated 2015 Equity Incentive Plan, will accelerate in full upon a change of control and will result in the issuance of a number of restricted stock units calculated by dividing the fair value amount of the applicable grant by the average of the closing price of DexCom’s common stock for the 15 trading-day period immediately prior to the date of grant.

On September 17, 2019, DexCom also announced that Quentin S. Blackford was promoted to Chief Operating Officer, effective September 13, 2019. Mr. Blackford will remain the Chief Financial Officer and DexCom’s principal financial officer and principal accounting officer for purposes of the Exchange Act. DexCom also promoted Jeffery Moy to Executive Vice President of Operations, effective September 13, 2019 and he will report to Mr. Blackford in his new role. Mr. Blackford is not a party to and does not have any direct or indirect material interest in any transaction with DexCom required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Blackford, age 40, joined DexCom in September 2017 as our Executive Vice President and Chief Financial Officer. Prior to DexCom, Mr. Blackford served as Nuvasive’s Executive Vice President, Chief Financial Officer from August 2014 to August 2017. In August 2016, Mr. Blackford was promoted to the role of Executive Vice President, Chief Financial Officer, Head of Strategy and Corporate Integrity in which role Mr. Blackford was responsible for leading Finance, Strategy, Corporate Development, Compliance, Quality and Regulatory. From July 2012 to August 2014, Mr. Blackford served as Nuvasive’s Executive Vice President of Finance and Investor Relations, and from January 2011 to June 2012, he served as Vice President, Finance. He was instrumental in several acquisitions to build upon NuVasive’s portfolio of products and entry into new product segments, as well as geographic expansion. Prior to his roles at Nuvasive, Mr. Blackford worked at Zimmer Holdings, Inc. where he led the organization’s Global Financial Planning & Analysis group, in addition to serving as Director of Finance and Controller of the Dental Division. Mr. Blackford has served as an independent member of the board of directors of Alphatec Holdings, Inc. since October 2017. Mr. Blackford obtained his Certified Public Accounting license (currently inactive) after receiving dual Bachelor of Science degrees in Accounting and Business Administration from Grace College.

In connection with this promotion, Mr. Blackford will receive a raise, with an annual base salary of $535,920 and annual bonus opportunity equal to 75% of his base salary, which will be effective October 1, 2019. In addition, Mr. Blackford remains eligible to participate in the employee benefit plans that Dexcom offers its other employees.

Item 8.01	Other Events

DexCom announced the election of Ms. Heller to the DexCom Board of Directors in a press release furnished as Exhibit 99.01 to this report and is incorporated herein by this reference. DexCom also announced the promotion of Mr. Blackford in a press release furnished as Exhibit 99.02 to this report and is incorporated herein by this reference.

Item 9.01	Financial Statements And Exhibits

(d) Exhibits.

Number	Description
99.01	Press release dated September 17, 2019
99.02	Press release dated September 17, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ PATRICK M. MURPHY Patrick M. Murphy General Counsel and Chief Compliance Officer
Date: September 17, 2019

Document and Entity Information

Entity Information [Line Items]
Amendment Flag	false
Entity Central Index Key	0001093557